THRIVENT SERIES FUNDS, INC.

Supplement to Prospectus dated April 30, 2010

With respect to

Thrivent Partner Socially Responsible Bond Portfolio

The last paragraph on page 126 of the prospectus in the “Sustainable and Socially Responsible Investment Criteria” section and the next-to-last full paragraph on page 170 of the prospectus in the “Sustainable and Socially Responsible Investment Criteria” section are deleted and replaced with the following:

With respect to U.S. government securities, the Portfolio invests in debt obligations issued by the U.S. Government (i.e., Treasury securities) or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Portfolio’s sustainable and socially responsible investment criteria.

The date of this Supplement is July 6, 2010.

Please include this Supplement with your Prospectus